SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2007

Strategic Hotels & Resorts, Inc.

(Exact Name of Registrant as specified in its charter)

Maryland	001-32223	33-1082757
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 West Wacker Drive, Suite 4600, Chicago, Illinois 60601

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 658-5000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 31, 2007, Strategic Hotels & Resorts, Inc. (the “Company”) announced that (i) CIMS Limited Partnership (“CIMS”), an indirect wholly-owned subsidiary of Strategic Hotel Funding, L.L.C. (“Funding LLC”), the operating company of the Company, entered into that certain Agreement for Sale and Purchase of Membership Interests (the “InterContinental Chicago Agreement”) with DND Hotel JV Pte Ltd (“GIC Affiliate”), an affiliate of GIC Real Estate Pte Ltd (“GIC”), dated as of May 29, 2007, pursuant to which GIC Affiliate agreed to acquire a 49% interest in the InterContinental Chicago hotel (the “InterContinental Chicago JV Transaction”) and (ii) Funding LLC entered into that certain Agreement for Sale and Purchase of Membership Interests (the “Hyatt La Jolla Agreement,” and, together with the InterContinental Chicago Agreement, the “Agreements”) with GIC Affiliate, dated as of May 29, 2007, pursuant to which GIC Affiliate agreed to acquire a 49% interest in the Hyatt Regency La Jolla hotel (the “Hyatt La Jolla JV Transaction,” and, together with the InterContinental Chicago JV Transaction, the “JV Transactions”). The aggregate purchase price to be paid by GIC Affiliate pursuant to the Agreements is $220,500,000, plus or minus prorations and adjustments as provided for in the Agreements. The JV Transactions, which are expected to close in the third quarter of 2007, remain subject to customary closing conditions.

In connection with the InterContinental Chicago JV Transaction, CIMS and GIC Affiliate agreed to enter into, at the closing of the JV Transactions, an Amended and Restated Limited Liability Company Agreement of SHC Michigan Avenue Mezzanine II, LLC (“SHC Michigan”) (the “Chicago A&R LLC Agreement”), providing for management arrangements, corporate governance and economic terms of the venture including, without limitation, terms related to (i) the composition of the board of directors of SHC Michigan including provisions related to certain unanimous approval requirements by the board of directors, (ii) appointment of officers, (iii) meetings and voting of the members of SHC Michigan, (iv) initial capital contributions and mandatory capital contributions, (v) distributions and allocations to the members of SHC Michigan, including allocation of profits and losses and (vi) restrictions on transfer (the “InterContinental Chicago JV”). The Chicago A&R LLC Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Chicago A&R LLC Agreement is qualified in its entirety by reference to the full text of the Chicago A&R LLC Agreement.

In connection with the Hyatt La Jolla JV Transaction, Funding and GIC Affiliate agreed to enter into, at the closing of the JV Transactions, an Amended and Restated Limited Liability Company Agreement of SHC Aventine II, L.L.C. (“SHC Aventine”) (the “La Jolla A&R LLC Agreement”), providing for management arrangements, corporate governance and economic terms of the venture including, without limitation, terms related to (i) the composition of the board of directors of SHC Aventine including provisions related to certain unanimous approval requirements by the board of directors, (ii) appointment of officers, (iii) meetings and voting of the members of SHC Aventine, (iv) initial capital contributions and mandatory capital contributions, (v) distributions and allocations to the members of SHC Aventine, including allocation of profits and losses and (vi) restrictions on transfer (the “Hyatt La Jolla JV,” and, together with the InterContinental Chicago JV, the “Joint Ventures”). The La Jolla A&R LLC Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference. The foregoing description of the La Jolla A&R LLC Agreement is qualified in its entirety by reference to the full text of the La Jolla A&R LLC Agreement.

In connection with the JV Transactions, an affiliate of the Company will at the closing of the JV Transactions enter into an asset management agreement with each of the hotels, pursuant to which it will receive (i) a base fee equal to the greater of 3.5% of EBITDA and 1% of gross revenues, (ii) an incentive fee equal to 20% of cash from operations in excess of cash needed to provide a 10% return to the members of the Joint Ventures and (iii) a project management fee of 3% of costs for major projects. In addition, under the contemplated asset management agreement related to the InterContinental Chicago hotel, if the financing in place at the closing of the InterContinental Chicago JV Transaction includes the financing that is currently in place, the Company will also receive a one time financing advisory fee of $1,023,000.

The foregoing description of the JV Transactions is qualified in its entirety by reference to the Agreements, which will be attached as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarterly period ending June 30, 2007, which the Company intends to file in August 2007.

Item 7.01	Regulation FD Disclosure.

A copy of the press release relating to the JV Transactions is attached to this Current Report on Form 8-K (this “Current Report”) as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 7.01 disclosure.

The information in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended by the Exchange Act, regardless of any incorporation by reference language in any such filing.

This Current Report contains forward-looking statements about the Company. Except for historical information, the matters discussed in this Current Report are forward-looking statements subject to certain risks and uncertainties that could cause the actual results to differ materially, including but not limited to the following: the satisfaction of all closing conditions; availability of capital; ability to obtain or refinance debt; rising interest rates; rising insurance premiums; cash available for capital expenditures; competition; demand for hotel rooms in our current and proposed market areas; economic conditions generally and in the real estate market specifically; delays in construction and development; demand for hotel condominiums; marketing challenges associated with entering new lines of business; risks related to natural disasters; the pace and extent of the recovery of the New Orleans economy and tourism industry; the successful collection of insurance proceeds and rehabilitation of the New Orleans property; the effect of threats of terrorism and increased security precautions on travel patterns and hotel bookings; the outbreak of hostilities and international political instability; legislative or regulatory changes, including changes to laws governing the taxation of REITs; and changes in generally accepted accounting principles, policies and guidelines applicable to REITs.

Additional risks are discussed in the Company’s filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. The forward-looking statements are made as of the date of this Current Report, and the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Form of Amended and Restated Limited Liability Company Agreement of SHC Michigan Avenue Mezzanine II, LLC

10.2	Form of Amended and Restated Limited Liability Company Agreement of SHC Aventine II, L.L.C.

99.1	Press Release dated May 31, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC HOTELS & RESORTS, INC.

By:	/s/ Paula Maggio
Name:	Paula Maggio
Title:	Senior Vice President, Secretary and General Counsel

Date: June 1, 2007